                                                                   Exhibit 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: February 2004

CURRENT BILLING MONTH 2/4/2004 - 3/3/2004                             COLLECTION CURVE 100%
  STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                            $182,702,523
Residential SECURITIZATION CHARGE (SC) Billed                       $  1,653,433       0.905%

Commercial Total Billed                                             $ 90,940,545
Commercial SECURITIZATION CHARGE (SC) Billed                        $  1,417,470       1.559%

Industrial Total Billed                                             $ 45,501,424
Industrial SECURITIZATION CHARGE (SC) Billed                        $  1,249,652       2.746%

  YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
  Non-Residential Customer Net Write-offs                                  0.070%
  Residential Customer Net Write-offs                                      0.470%
  Total Net Write-offs                                                     0.250%

  AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                      $  1,606,075
Commercial Class SC Collected                                       $  1,482,557
Industrial Class SC Collected                                       $  1,476,622

Total SC Collected                                                  $  4,565,254

  Aggregate SC Remittances for January 2004 BILLING MONTH           $  3,886,644
  Aggregate SC Remittances for February 2004 BILLING MONTH          $  4,565,254
  Aggregate SC Remittances for March 2004 BILLING MONTH             $          0
  TOTAL CURRENT SC REMITTANCES                                      $  8,451,898

CURRENT BILLING MONTH 2/4/2004 - 3/3/2004                             COLLECTION CURVE 100%
  CALCULATED SC COLLECTED AMOUNT
  RESIDENTIAL
  A-1 Residential SC Collected                                      $  1,529,423
  A-3 Residential T.O.D. SC Collected                               $      7,090
  A-4 Alternate Residence SC Collected                              $     36,556
  A-5 Residential Farm/Life Support SC Collected                    $     33,006

  TOTAL RESIDENTIAL SC COLLECTED                                    $  1,606,075

  COMMERCIAL
  B-1 General Primary (041) SC Collected                            $     24,856
  B-General Secondary (010) SC Collected                            $    267,670
  C- General Secondary (011) SC Collected                           $    541,167
  D-General Primary (018) SC Collected                              $    328,959
  F-Primary High Load Factor (032) SC Collected                     $     49,952
  GH-General Service Heating (013) SC Collected                     $      8,288
  H- Water Heating Service (014) SC Collected                       $        684
  L-1 General Energy-Only Street Lighting SC Collected              $      3,064
  L-2 General Service (Cust Owned) St Light SC Collected            $      3,110
  L-3 General Service (Co Owned) St Light SC Collected              $     15,682
  L-4 General Service Outdoor Lighting Commercial SC Collected      $      2,006
  PS-1 General Secondary Public Pumping SC Collected                $      7,846
  PS-2 General Primary Public Pumping SC Collected                  $      8,692
  PS-3 General Optional Primary Public Pumping SC Collected         $     38,585
  R-1 General Secondary Resale SC Collected                         $          2
  R-2 General Secondary Resale SC Collected                         $        951
  R-3 General Primary Resale SC Collected                           $     29,428
  ROA-P Retail Open Access Primary (110) SC Collected               $    102,005
  ROA-S Retail Open Access Secondary Com SC Collected               $     34,583
  SC - Special Contract Commercial SC Collected                     $      1,750
  SPEC Grand Rapids Special Contract SC Collected                   $      3,586
  UR-General Unmetered SC Collected                                 $      9,691

  TOTAL COMMERCIAL SC COLLECTED                                     $  1,482,557

  INDUSTRIAL
  B-1 General Primary (042) SC Collected                            $     18,874
  B-General Secondary (020) SC Collected                            $     34,125
  C- General Secondary (021) SC Collected                           $     74,987
  CG-Cogeneration/Small Power Production Purchase SC Collected      $      3,674
  D-General Primary (028) SC Collected                              $    521,410
  F-Primary High Load Factor (033) SC Collected                     $    136,410
  GH-General Service Heating (023) SC Collected                     $         97
  GMD General Motors SC Collected                                   $     56,812
  GMF General Motors SC Collected                                   $    108,455
  GMF-1 General Motors SC Collected                                 $     10,847
  GMJ-1 General Motors SC Collected                                 $      7,529

CURRENT BILLING MONTH 2/4/2004 - 3/3/2004                             COLLECTION CURVE 100%
  H- Water Heating Service (024) SC Collected                       $          1
  I-General Primary Interruptible (034) SC Collected                $      3,663
  J-1General Alternative Electric Metal Melting SC Collected        $     32,199
  J-General Primary Electric Furnace (037) SC Collected             $      6,590
  L-4 General Service Outdoor Lighting Industrial SC Collected      $        111
  R-3 General Primary Resale (027) SC Collected                     $         16
  ROA-P Retail Open Access Primary (111) SC Collected               $    341,261
  ROA-S Retail Open Access Secondary Ind SC Collected               $      3,026
  SC - Special Contract Industrial SC Collected                     $    116,535

  TOTAL INDUSTRIAL SC COLLECTED                                     $  1,476,622

  TOTAL SC COLLECTED                                                $  4,565,254

Executed as of this 15th day of March 2004.

                                     CONSUMERS ENERGY COMPANY
                                     AS SERVICER

                                     /s/ Glenn P.Barba
                                     -------------------------------------
                                     Glenn P. Barba, Vice President, Controller
                                       and Chief Accounting Officer

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi  49201


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